EXHIBIT 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION

IN RE:                        }        CASE NUMBER
                              }        02-10835
                              }
The NewPower Company, et. al. }        JUDGE    W. Homer Drake, Jr.
                              }
DEBTORS                       }        CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 1/31/05 To 2/28/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                              Paul Ferdinands
                              -----------------------
                              Attorney for Debtor

Debtor's Address              Attorney's Address
and Phone Number              and Phone Number

P.O. Box 17296                191 Peachtree St.
Stamford, Ct 06907            Atlanta, GA 30303
Tel: (203) 329-8412           Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835           Post Petition
                                        Totals
For Period from January 31, 2005 through February 28, 2005

Opening Cash Balance -1/31/05           $ 53,474

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits                        50
Sale Proceeds/Interest Income/Other            31
-------------------------------------------------
Total Inflows                                  81
-------------------------------------------------------------------------------
                                                   Distribution of Outflows
Outflows:                                          NewPower      The NewPower
Post Petition:                                   Holdings, Inc.     Company
--------------                                   --------------     -------
Call Center (Sitel)
Professionals - Bankruptcy                             1,168          1,168
Consulting Fees                                            1              1
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                 0              0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                   17             17
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments
Enron payments
Distribution to Equity
-------------------------------------------------------------------------------
Total Outflows                                         1,186          1,186
-------------------------------------------------------------------------------

---------------------------------------------------------------
Net Cash Flows                                        (1,105)
---------------------------------------------------------------

Closing Cash Balance                                $ 52,369
=================================================-----------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                         34,414

                                                                   Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from January 31, 2005 through February 28, 2005
Amounts in $000's


Accounts Receivable at Petition Date:    $ 75,200


Beginning of Month Balance*  - Gross     $ 13,476 (per 1/31/05 G/L)
PLUS:  Current Month New Billings               -
LESS:  Collections During the Month             -
                                        ----------

End of Month Balance - Gross             $ 13,476 (per 2/28/05 G/L)
Allowance for Doubtful Accounts           (13,476)
                                        ----------

End of Month Balance - Net of Allowance  $      -
                                        ==========

       Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



               AR Aging for Post Petition Receivables

               Current  > 30 days  > 60 days   Total
              ------------------------------------------

               $     -    $     -    $   111   $   111

                                                                   Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from January 31, 2005 through February 28, 2005
Amounts in $000's


See attached System Generated A/P reports as of 1/31/05 (Attachments 2A and
2B).


Beginning of Period Balance              $    - (per 1/31/05 G/L)
PLUS:  New Indebtedness Incurred            119
LESS:  Amounts Paid on A/P                 (119)
                                        --------

End of Month Balance                     $    - (per 2/28/05 G/L)
                                        ========

                                                                  Exhibit 2A

                             The New Power Company
                             Vendor Balance Detail
                            As of February 28, 2005

                                        Date        Amount       Balance
                                      ----------  -----------  ------------
     Deloitte & Touche LLP                                            0.00
                                      02/03/2005    4,025.00      4,025.00

                                      02/03/2005   -4,025.00          0.00
                                                  -----------  ------------
     Total Deloitte & Touche LLP                        0.00          0.00

     Parker, Hudson, Rainer & Dobbs                                   0.00
                                      02/03/2005   16,304.42     16,304.42
                                      02/03/2005   30,272.00     46,576.42
                                      02/03/2005  -46,576.42          0.00
                                                  -----------  ------------

     Total Parker, Hudson, Rainer & Dobbs               0.00          0.00

     Sidley Austin Brown & Wood                                       0.00

                                      02/03/2005   33,389.26     33,389.26
                                      02/03/2005   14,843.00     48,232.26
                                      02/03/2005   19,880.40     68,112.66
                                      02/03/2005  -68,112.66          0.00
                                                  -----------  ------------
     Total Sidley Austin Brown & Wood                   0.00          0.00

     Sutherland Asbill & Brennan, LLC                              -208.11
     Total Sutherland Asbill & Brennan, LLC                        -208.11
                                                  -----------  ------------
                                                        0.00       -208.11
                                                  ===========  ============



     Balance at 1/31/05                                            -208.11

     New Invoices                                               118,714.08
     Payments                                                  -118,714.08
                                                               ------------
     Balance at 2/28/05                                            -208.11
                                                               ============

                                                                     Exhibit 2B

                             The New Power Company
                              Unpaid Bills Detail
                             As of February 28, 2005

                                      Type         Date         Open Balance
                                   ------------  ----------     -------------


                                                                -------------
                                                                        0.00
                                                                -------------
TOTAL                                                                   0.00
                                                                =============

                                                                   Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from January 31, 2005 through February 28, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date    $ 15,587


Inventory at Beginning of Period      $      - (per 1/31/05 G/L)
PLUS:  Inventrory Purchased                  -  (per daily cash report)
LESS:  Inventory Used or Sold                -
                                     ----------

End of Month Balance                  $      - (per 2/28/05 G/L)
                                     ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date            $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period   $      -
Less:  Depreciation Expense                  -
Less:  Dispositions                          -
Add:  Purchases                              -
                                     ----------

Fixed Assets at End of Period         $      -
                                     ==========

                                                                   Attachment 4
                                                                   Page 1 of 16

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company Concentration Account
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance     $       2,927,986.99
Total Deposits        $          54,094.84
Total Payments        $       1,178,808.95
Closing Balance       $       1,803,272.88
Service Charges       $             339.34

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                   Attachment 4
                                                                   Page 2 of 16

Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             2/01/2005-2/28/2005

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Money Market

Beginning Balance             $     16,152,541.76
Total Deposits                $          8,054.14
Total Payments
Closing Balance               $     16,160,595.90
Service Charges               $                 -

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A

                                                                   Attachment 4
                                                                   Page 3 of 16

Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              2/01/2005-2/28/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  The New Power Company Reserve Account
Account Number:
Purpose of Account:            Reserve for Shareholder Distributions

Beginning Balance              $  34,397,528.16
Total Deposits                      $ 17,151.64
Total Payments
Closing Balance                $  34,414,679.80
Service Charges                $              -

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A
Interest Earned in Oct. 2004   $       3,371.13
Interest Earned in Nov 2004    $      23,748.69
Interest Earned in Dec. 2004   $      26,138.21
Interest Earned in Jan. 2005   $      21,896.07
Interest Earned in Feb. 2005   $      17,151.64

Interest Calculations:

                                     Shares        Distribution       2004 Int.     Int. Jan      Int. Feb      Balance
Lana Pai                              1,032,000       608,880.00         729.73        306.71        304.12       610,220.56
Enron Energy Services                 8,650,400     5,103,736.00       6,116.75      2,570.86      2,549.21     5,114,972.81
Cortez Energy Services                5,000,000     2,950,000.00       3,535.53      1,485.98      1,473.46     2,956,494.97
McGarrett I,  LLC - warrants          6,766,400     3,653,856.00       4,379.09      1,840.52      1,825.02     3,661,900.64
McGarrett II,  LLC - warrants         8,458,200     4,567,428.00       5,473.99      2,300.71      2,281.33     4,577,484.03
McGarrett III, LLC - warrants         2,791,800     1,507,572.00       1,806.80        759.40        753.00     1,510,891.20
                                                                                                                           -
Surfboards & Co.- warrants            5,404,800     2,918,592.00       3,497.89      1,470.16      1,457.77     2,925,017.82
EES Warrant Trust - warrants         24,117,800    13,023,612.00      15,608.59      6,560.27      6,505.02    13,052,285.88
Ari Benacerraf- options                  10,000         5,400.00           6.47          2.72          2.70         5,411.89
                                                                                                               -------------
                                                   34,339,076.00      41,154.84     17,297.31     17,151.64    34,414,679.79




                                                                   Attachment 4
                                                                   Page 4 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits
Total Payments
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                 200665
Last Check issued this Period                  200667
Total # of checks issued this Period                3

                                                                   Attachment 4
                                                                   Page 5 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance               $0.00
Total Deposits                 $31.73
Total Payments                 $31.73
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period               NA

                                                                   Attachment 4
                                                                   Page 6 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 7 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 8 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                 $0.00

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 9 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 10 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 11 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance               $0.00 CAN$
Total Deposits
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       $             -

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period                0


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 12 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 13 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 14 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 15 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period        None
Last Check issued this Period         None
Total # of checks issued this Period  None


                      ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 16 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     2/01/2005-2/28/2005

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                      Exhibit 5
                             The New Power Company
                                  Check Detail
                             February 1 - 28, 2005




    Num          Date                   Name                       Paid Amount
-----------   ----------  --------------------------------------   ------------

200665        02/23/2005  Sidley Austin Brown & Wood                 68,112.66
200666        02/23/2005  Deloitte & Touche LLP                       4,025.00
200667        02/23/2005  Parker, Hudson, Rainer & Dobbs             46,576.42

                                                                   Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from January 31, 2005 through February 28, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                  Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from January 31, 2005 through February 28, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                      Full Time  Part Time
# of Employees at beginning of period                                    1
# hired during the period                                    -           -
# terminated/resigned during period                          -           -
                                                     ---------------------
# employees on payroll - end of period                       0           1
                                                     =====================

# of employees on temporary consulting assignments                 0

Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted.

                                                                  Attachment 7B
                                                                 (Supplemental)


                   Payments made to insiders 2/01/05 -2/28/05
Payments are in gross amts

                   Title             Amount       Date        Type
FOSTER, MARY       President & CEO   $  5,208.33  2/15/2005   Salary for pay period 2/01 - 2/15
                                     $  5,208.33  2/28/2005   Salary for pay period 2/16 - 2/28


                                     ------------
                                     $ 10,416.67
                                     ============

                                                                   Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from January 31, 2005 through February 28, 2005

None